Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Revenues
Sales of goods	$ 0	$ 0	$ 0	$ 5
Total revenues	0	0	0	5
Operating expenses
Research and development	511	661	2,656	1,974
General and administrative	142	353	839	1,523
Marketing	0	0	0	0
Cost of sales	0	0	0	0
Total expenses	653	1,014	3,495	3,497
Loss from operations	(653)	(1,014)	(3,495)	(3,497)
Other Income/Expense
Operating lease and financial obligations	0	0	0	(3)
Interest income (cost)	(63)	(22)	(140)	(33)
Loss before income tax	(716)	(1,036)	(3,635)	(3,533)
Income tax provision (recovery)	0	0	0	0
Net loss	$ (716)	$ (1,036)	$ (3,635)	$ (3,533)
Net income(loss) per share Basic and dully diluted	$ (0.01)	$ (0.01)	$ (0.04)	$ (0.04)
Weighted average number of common shares outstanding	93,540	92,156	93,540	91,653